The Stravitz-Sanyal Institute

Stravitz-Sanyal Institute for Liver Disease and Metabolic Health
School of Medicine

ORAL LPCN 1148 IMPROVES SARCOPENIA AND CLINICAL OUTCOMES IN PATIENTS WITH DECOMPENSATED CIRRHOSIS

Benjamin J Bruno[1], Joshua C Weavil[1], Jonathan Ogle[1], Nachiappan Chidambaram[1], Elizabeth J Carey[2], Christopher J Danford[3], Zachary P Fricker[4], Joseph S Galati[5], William M Lee[6], Parvez S Mantry[7], Kirti Shetty[8], Anthony DelConte[1,9], Mahesh V Patel[1], Jennifer C Lai[10], Arun J. Sanyal[11]

(1) Lipocine Inc., Salt Lake City, UT; (2) Divisions of Hepatology and Gastroenterology, Mayo Clinic Arizona, Phoenix, AZ; (3) Transplant Services, Intermountain Medical Center, Murray, UT; (4) Department of Gastroenterology, Hepatology, & Nutrition, Beth Israel Deaconess Medical Center, West Newton, MA; (5) Liver Specialists of Texas, Houston, TX; (6) Division of Digestive and Liver Diseases, University of Texas Southwestern Medical Center, Dallas, Texas; (7) Research and Hepatobiliary Tumor Program, The Liver Institute at Methodist Dallas Medical Center; (8) Division of Gastroenterology and Hepatology, University of Maryland School of Medicine, Baltimore, Maryland; (9) Department of Food, Pharma, & Healthcare, Saint Joseph's University, Philadelphia, PA; (10) Division of Gastroenterology and Hepatology, University of California, San Francisco, San Francisco, California; (11) Stravitz-Sanyal Institute for Liver Disease and Metabolic Health, Virginia Commonwealth University, Richmond, VA

LIPOCINE®
ENHANCING HEALTH

Forward-Looking Statements

This presentation contains "forward-looking statements" that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include statements that are not historical facts regarding our product development efforts, our strategic plans for developing products to treat CNS disorders, our ability to monetize non-core product candidates, including through entering into partnering arrangements, the application of our proprietary platform in developing new treatments for CNS disorders, our product candidates and related clinical trials, the achievement of milestones within and completion of clinical trials, the timing and completion of regulatory reviews, outcomes of clinical trials of our product candidates, and the potential uses and benefits of our product candidates. Investors are cautioned that all such forward-looking statements involve risks and uncertainties, including, without limitation, the risks that we may not be successful in developing product candidates to treat CNS disorders, we may not have sufficient capital to complete the development processes for our product candidates, we may not be able to enter into partnerships or other strategic relationships to monetize our non-core assets, the FDA will not approve any of our products, risks related to our products, expected product benefits not being realized, clinical and regulatory expectations and plans not being realized, new regulatory developments and requirements, risks related to the FDA approval process including the receipt of regulatory approvals and our ability to utilize a streamlined approval pathway for LPCN 1154, the results and timing of clinical trials, patient acceptance of Lipocine's products, the manufacturing and commercialization of Lipocine's products, and other risks detailed in Lipocine's filings with the SEC, including, without limitation, its Form 10-K and other reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Lipocine assumes no obligation to update or revise publicly any forward-looking statements contained in this release, except as required by law.

Sarcopenia is commonly present in those with decompensated cirrhosis and impacts clinically meaningful outcomes



- How patients feel:
  - Health related quality of life
- How patients function:
  - Frailty
  - Activities of daily living
- How patients survive:
  - Hepatic encephalopathy
  - Mortality
  - Peri-transplant outcomes
- Health care resource utilization:
  - Hospitalization

1. Kim. PLoS One. 2017 2. Tandon. Clin Gastroenterol Hepatol. 2016 3. Tandon. J Hepatol. 2021
4. Jindal Clin Mol Hepatol 2019 5. Bhanji et al. Hepatology International 2018.

Multiple mechanisms contribute to sarcopenia in cirrhosis



Leucine*
Exercise*
Testosterone*
Ammonia
IGF-1
PKB/AKT
Myostatin
mTOR
FOXO
SATELLITE CELL PROLIFERATION AND DIFFERENTIATION
Ubiquitin proteosome pathway
MUSCLE PROTEIN SYNTHESIS
MUSCLE PROTEIN DEGRADATION
Inactivity

Androgens:

- Linked to muscle mass
- Inhibits myostatin
- Modulates mTOR
- Increases protein synthesis
- Decreases turnover

- *90% of males with cirrhosis have low testosterone*

Sinclair et al, Aliment Pharmacol Ther, Volume: 43, Issue: 7, Pages: 765-777, 2016,
Handelsman et al, *Clin Endocrinol* 1995; **43**: 331–7. Sinclair et al, *J Gastroenterol Hepatol* 2015

LPCN 1148: A novel MOA for management of cirrhosis

Product Candidate Attributes

Oral androgen receptor agonist

Dosage form comprising testosterone dodecanoate, a unique prodrug of the endogenous hormone

Targeted Mechanism of Action

Anabolic[1]

Increase muscle mass and strength[2]; Reduce fat mass[3]; Increase bone density[4]; Inhibit myostatin[5]; Improve appetite and nutritional status*

Ammonia Lowering

Via Improved liver function[6] and muscle disorders[7]; Antibacterial[8]

Androgenic

Induce hematopoiesis[9]; Improve endocrine/sexual dysfunction[10]

1. Gentile MA et al., J Mol Endocrine 2010
2. Sinclair et al., J Gastroenterol Hepatol 2016
3. Bhasin, Clin Infect Dis 2003
4. Snyder et al., JAMA Intern Med 2017
5. Dasarathy and Merli, J Hepatol 2016
6. Kenston et al., J Gastro Hep 2018
7. Di Cola et al., J Clin Med 2022
8. Jin et al., J Microbiol Biotechnol 2021
9. Basaria and Dobbs, Androgens and the Hematopoietic System. In: Bagatell, C.J.,Bremner, W.J. (eds) Androgens in Health and Disease, 2003
10. Rizk et al., Curr Opin Urol 2017

*individual's health condition as it is influenced by the intake and utilization of nutrients

Central Hypothesis: LPCN 1148 will improve sarcopenia, sarcopenia related outcomes and clinically significant outcomes in patients with cirrhosis

Aims and objectives

Specific Aims

- To perform a phase 2 proof of concept study to establish the short term safety and efficacy of LPCN 1148 in male patients with advanced cirrhosis of any etiology with sarcopenia
- NCT # 04874350

Objectives

- To generate proof of concept of overall benefit of LPCN 1148 to support further development of this drug in the study population

Study population

Inclusion criteria	Exclusion criteria
• Adult males • Cirrhosis • Sarcopenia – defined by BMI-adjusted SMI* • Listed for liver transplantation	• Failure to obtain consent • Active severe encephalopathy • Active infection • Uncontrolled or recurrent GI bleed in past 6 months • Prior HCC diagnosis or current HCC

SMI = L3 skeletal muscle index, *Adapted from Derstine et al., *Sci Rep* 2021; **11**, 279 and Martin et al., *J Clin Onc* 2013; **31** (12), 1539-47

Study Design

Study Design:

- Two-arm (1:1 randomization, N=29)
  - Oral LPCN 1148, T dodecanoate, vs. Placebo
  - Standard of care treatments/therapies allowed
- 24-week placebo-controlled
  - Followed by 28-week open-label extension (OLE)
  - All subjects receive LPCN 1148 during OLE



SCREENING
TREATMENT: 52 WEEKS
FOLLOW-UP: 2 Weeks
Placebo-Controlled
Single-Arm
LPCN 1148
Placebo
LPCN 1148
Medical History
Labs
Imaging
Randomize
CT
CT
24-Week Analysis
CT
CT
52-Week Analysis
End of Study

Endpoints

Primary endpoint

- Baseline-adjusted change in Skeletal Muscle Index (L3 region, L3-SMI) at Week 24 in LPCN 1148 treated participants compared to placebo

Secondary endpoints
(p value not adjusted for multiplicity)

- Feel and function:
  - 6 min walk test
  - patient reported outcomes (PGI-C)
- Survives:
  - acute worsening of encephalopathy
  - anemia
  - hospitalizations
  - mortality
- Biomarkers:
  - Liver Frailty Index™
  - myosteatosis

Baseline characteristics

	LPCN 1148 (N=15)	Placebo (N=14)
Age (years)	58.3 ± 7.5	58.8 ± 9.5
BMI (kg/m^2)	29.2 ± 5.3	29.0 ± 8.6
L3-SMI (cm^2/m^2)	47.8 ±7.0	44.8 ± 8.5
MELD Score	15.9 ± 3.7	18.1 ± 4.6
Medical History		
≥ 1 Decompensation Event#	14 (93%)	14 (100%)
≥ 2 Decompensation Event	13 (87%)	12 (86%)
Hepatic Encephalopathy (HE)	11 (73%)	11 (79%)
Medical Therapy for HE*	11 (100%)	10 (91%)
Ascites	11 (73%)	10 (71%)
Esophageal Varices	8 (53%)	8 (57%)



LPCN 1148
Placebo
Etiology
Alcohol
NASH
PSC
Hepatitis C
ALD + Hepatitis C

Safety set
Decompensation events include esophageal varices, ascites, hepatic encephalopathy, portal hypertension, and spontaneous bacterial peritonitis
*Medical therapy for HE includes lactulose and/or rifaximin; for those with a medical history of HE. MELD: Model for End-Stage Liver Disease

Subject disposition and analysis data-sets

Subject Disposition	LPCN 1148 (N=15)	Placebo (N=14)
Completed Week 24	15	10
Withdrawal of informed consent post liver transplant	0	2
Death	0	1
Hospitalized	0	1

Analysis Datasets	LPCN 1148 (N=15)	Placebo (N=14)
Safety set*	15	14
Modified Intent to Treat (mITT)**	15	10
No post-baseline CT scan	0	3
Low compliance	0	1

*Randomized and received study drug
**Subjects were eligible for mITT with at least one evaluable post-baseline CT

Primary endpoint was met- improvement in skeletal muscle index



L3-SMI Absolute Change from Baseline
Week 12
Week 24
*, †
†
2.64
0.84
3.62
-0.74
Change in L3-SMI (cm²/m²)
6
5
4
3
2
1
0
-1
-2
-3
LPCN 1148
Placebo
N
14
9
15
10



L3-SMI Absolute Change From Baseline
Placebo Subjects
Placebo
1148
Change in L3-SMI (cm²/m²)
14
12
10
8
6
4
2
0
-2
-4
-6
0
12
24
36
Week

LS mean (SE), LOCF, †P<0.05 for change from baseline; * P=0.007 vs. placebo

Further recurrence of overt hepatic encephalopathy was decreased with increased time to recurrence with LPCN 1148

Parameter	LPCN 1148 (N=15)	Placebo (N=14)
Total decompensation events	7	10
Total decompensation events > Grade 1	6	10
Hepatic encephalopathy events	3	6
HE > Grade 1	2*	6
Recurrence of HE > Grade 1	1*	6
Time to first recurrence of HE > Grade 1 (days)	115	36**

CTCAE grade; *P<0.05 vs. placebo. **Mean value

LPCN 1148 improved patient reported outcomes

Patient Global Impression of Change (PGI-C) Scale

Please choose the response below that best describes the overall change in your symptoms since you started using the study treatment.

1) Very much better
2) Moderately better
3) A little better
4) No change
5) A little worse
6) Moderately worse
7) Very much worse


PGI-C Week 24
% Subjects Responded 1 or 2
P=0.006
33.3
0.0
% Responders
0
10
20
30
40
50
1148
Placebo

- Significantly more 1148-treated subjects reported feeling 'very much' or 'moderately' better
  - No 1148-treated subjects reported symptom worsening (>4) at Week 24
- Mean PGI-C score was significantly lower (improved) with 1148-treatment at Week 24
- Significant symptom improvement was noted as early as Week 4

Safety set, LOCF, n=15 for LPCN 1148, n=13 for placebo. PGI-C: Patient Global Impression of Change Scale

LPCN 1148 improved anemia in cirrhosis

Hemoglobin Timepoint	LPCN 1148 (N=15)	Placebo (N=13)	LPCN 1148 P-value	
			Change from Baseline	Vs. Placebo
Baseline (g/dL)	11.39 (0.84)	13.04 (0.66)	N/A	NS
Week 24 CFB (g/dL)	1.30 (0.40)	-0.16 (0.23)	0.003	0.005

Mean (SE)

Anemia Status	LPCN 1148 (N=15)	Placebo (N=14)
Anemic at baseline	11 (73%)	7 (50%)
Anemic at W24	7 (47%)	7 (54%)
Resolution	4 (36%)	1 (14%)
New onset	0 (0%)	1 (17%)

More subjects had resolution of anemia* at Week 24 with LPCN 1148

*Anemia defined as hemoglobin < 13g/dL. Safety set, LOCF. One placebo subject had no post-baseline data (liver transplant)

LPCN 1148 produced trends in improvement in other secondary end-points

Parameter	LPCN 1148	Placebo
Deaths (n)	0	1
Days in hospital (total)	54	117
Length of hospital stay (median, days)	3	5
6 min walk test (feet)*	270	-16
EncephalApp Stroop Test (total time, seconds)*	-4.8	13.8

*mean change from baseline (SE), LOCF

LFI: Observed change from baseline for LPCN 1148 is comparable to that of placebo at 24 week study duration

Timepoint	LPCN 1148 (N=15)	Placebo (N=12)	LPCN 1148 P-value	
			Change from Baseline	Vs. Placebo
Baseline	4.04 (0.23)	3.88 (0.34)	N/A	NS
Week 24 CFB	-0.05 (0.18)	-0.17 (0.17)	NS	NS

Mean (SE)

- Similar changes from baseline across the three LFI components with LPCN 1148 and Placebo

LPCN 1148 - AE profile

Parameter	LPCN 1148 (N=15)		Placebo (N=14)	
	#	n	#	n
Total AEs	33	8	36	10
Serious AEs	15	5	16	5
Severe AEs	6	4	10	4

- Administration of LPCN 1148 was well tolerated in this end-stage population, with rates and severities of adverse events (AEs) similar to those within the placebo group
- No cases of drug-induced liver injury
- No cases of HCC

Severe AE: CTCAE Grade ≥ 3

Summary and conclusions

- LPCN 1148, an oral androgen receptor agonist improved sarcopenia in adult male patients with cirrhosis.
- It was further associated with improvement in encephalopathy, anemia, total number of days hospitalized, and patient reported outcomes which are all clinically meaningful.
- It improved several other biomarkers associated with sarcopenia and end-stage liver disease.
- It was well tolerated and did not have any overt safety signals.
- Limitations: small sample size
- Overall, these data demonstrate that LPCN 1148 is well tolerated and improves multiple clinically significant and surrogate outcomes in patients with advanced cirrhosis with clinical decompensation and supports its further development in this population especially while patients await transplant or as a palliative measure.

Acknowledgements

- We acknowledge the contribution of all of the investigators and staff for this trial and express our gratitude to the patients who participated in this study

LPCN 1148 improved myosteatosis



Muscle Quality CBL Week 24
Relative Change in Muscle Areas (%)
20
10
0
-10
-20
-30
-40
*
1148
Placebo
IMAT
HQM

Substantial Changes in Muscle Quality seen with LPCN 1148 Therapy

- Decrease in intramuscular adipose tissue (IMAT)
- Significant increase in high quality muscle (HQM)